                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2000



                               QUOKKA SPORTS, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)



               000-26311                            94-3250045
        (Commission File Number)       (I.R.S. Employer Identification No.)



            525 Brannan Street, Ground Floor, San Francisco, CA 94107
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 908-3800
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS

        On July 27, 2000, Quokka Sports, Inc. (the "Company") issued a press release regarding its intention to issue convertible promissory notes in a private placement.

        The foregoing is qualified in its entirety by reference to the press release of the Company dated July 27, 2000, entitled "Quokka Sports Announces Convertible Debt Offering," a copy of which is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit
Number     Description
99.1       Press Release titled "Quokka Sports Announces Convertible Debt
           Offering" dated July 27, 2000

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUOKKA SPORTS, INC.


                                   By: /s/ Les Schmidt
                                       -------------------------------------
                                       Les Schmidt
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary

Dated: August 31, 2000

                                  EXHIBIT INDEX

Exhibit
Number       Description
99.1         Press Release titled "Quokka Sports Announces Convertible Debt
             Offering" dated July 27, 2000